Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Management's value leanings have also improved liquidity. The team tries to get the fund into rebounding sectors early (when investors are dumping shares) and then sells into strength (when buyers outnumber sellers). This helps limit the fund's price risk, and it also ensures liquidity."
                           -- Morningstar Mutual Funds, August 1, 1997

* "Putnam Convertible Income-Growth Trust provides a way to invest in many small and cyclical companies with good growth expectations using a value-oriented strategy. Its income component is managed with the intent to dampen the volatility of the returns."

                           --  Charles Pohl, fund manager

   CONTENTS

4  Report from Putnam Management

9  Fund performance summary

15 Portfolio holdings

30 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The stock market's sharp decline just before the close of Putnam
Convertible Income-Growth Trust's fiscal year provided a timely example of the fund's ability to withstand volatility. The dramatic finale notwithstanding, your fund performed on cue, delivering strong relative and absolute returns.

The fund delivered its positive results with a portfolio heavily weighted in favor of income-producing securities and deftly managed by Charles Pohl and his newly appointed associate, Edward T. Shadek, Jr. Ned, who was with Putnam from 1987 to 1992, returned in 1997 after serving with the Michael Steinhart hedge fund in New York City and Newbold's Asset Management in Philadelphia. He has 10 years of investment experience.

In the following report, Charlie and Ned describe the fund's long-standing strategy and how they applied it throughout fiscal 1997.
Then they provide their views on prospects for the fund in the environment they foresee in the months ahead.

Respectfully yours,

/S/George Putnam

George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Managers
Charles G. Pohl
Edward T. Shadek, Jr.

Amusement park rides allow us to experience a thrilling combination of turns, dips, and plunges, while a safety harness keeps us secure from danger. Convertible securities follow the same principle, offering investors exposure to the capital appreciation of growing companies combined with an income component that is intended to keep the portfolio's volatility in check. Generally the hybrid nature of convertible securities, part stock and part bond, provides investors with much of the upside potential of the stock market while helping to reduce the downside risk.

This protective feature is especially valuable when the stock market is unusually turbulent as was the case during the 12 months ended October 31, 1997. Major market indexes soared to one peak after another, only to fall in dramatic fashion on more than one occasion. Amid this roller coaster ride, Putnam Convertible Income-Growth Trust performed as it was intended to do. Its fiscal 1997 return outpaced the 9.26% performance of the Lehman Brothers Corporate Bond Index but lagged the 32.10% return of the Standard & Poor's 500(registered trademark) Index, finishing with a return of 22.86% for class A shares at net asset value (15.78% at maximum public offering price). For performance of other share classes and returns for longer time periods, please see the tables beginning on page 9.

* VALUE-ORIENTED STRATEGY PRODUCES DIVERSE PORTFOLIO

Although we invest approximately two thirds of the fund's assets in income-producing securities -- convertible bonds or convertible preferred stocks -- we regard the fund as an equity-oriented portfolio nonetheless. We place equal emphasis on capital appreciation and current income by applying the "cheapness and change" strategy practiced by Putnam's value equity group, which provides the analytical research to support the fund. Simply put, it means we look for cheaply priced stocks of companies with the potential for positive change. This provides the fund with two key benefits. First, stocks become cheap when the underlying company or its industry is temporarily out of favor. This beaten-down price leaves the stock less sensitive to general market volatility. Second, attractively valued securities, either stocks or convertibles, provide higher yields. It's important to note, though, that we are not looking only for bargains. The underlying companies must also be poised for positive change. With convertibles, in fact, the fund often gets the direct benefit of the positive future change because many companies, especially in the technology sector, use convertibles -- rather than stock issues -- to finance new products or stages of internal growth.

The same selection strategy applies to purchases of both convertible securities and common stocks in the portfolio, but there are some noteworthy differences between the two portions of the fund. The convertible bond holdings tend to be issued by smaller and midsize companies with attractive earnings growth rates. While larger, well-established corporations also issue convertibles from time to time, we tend to invest in large companies by buying common stocks. Conversely we purchase few common stocks issued by smaller companies because convertibles provide exposure to the growth of these companies with somewhat less risk.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS

Oil and gas                                10.0%

Retail                                      6.0%

Insurance and finance                       5.9%

Banks                                       5.9%

Electronic components and instruments       5.8%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

By providing income, convertibles help to reduce the volatility of returns on our common stock holdings. There is still room for potential price appreciation, though, because the securities carry the right to convert to common stock in the underlying companies, thus providing exposure to their growth rates and participation in any stock appreciation.

Common stocks in the fund represented a little less than 30% of net assets during most of the fiscal year. Like the convertibles, the common stock holdings are diversified across industries and sectors but favor large, well-established companies with steady dividend records. The common stock section favors industries that traditionally have yields near or above the average for dividend-paying stocks, such as utilities and energy, financial, and cyclical companies. This slice of common stocks meets our value parameters and helps to balance our industry representation without adding risk.

* VOLATILITY PROVIDES OPPORTUNITY FOR ECLECTIC COMPANY SELECTIONS

As value investors, we monitor volatile markets for buying opportunities. This year was particularly rich with possibilities because of general market volatility and sharp drops among small and midsize growth companies. We purchased SCI Systems in the first calendar quarter of 1997. This electronic equipment manufacturer, which makes products for a broad base of customers ranging from the entertainment industry to the Pentagon, provided strong performance during the fiscal year. While this stock, along with others discussed in this report, was viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

We also established a position in Belgian speech-recognition software company Lernout & Hauspie Speech Products. This company recently attracted the attention of Microsoft owner Bill Gates, who wanted to support Lernout's development of voice-recognition capabilities for Windows applications in 16 foreign languages. In September, Microsoft invested $45 million to buy an 8% stake in the company. With the Lernout position and other recent additions, the technology portion of the portfolio now hovers near 18% of total net assets.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Rogers Communications, convertible debenture 2s, 2005 (Canada)
Telecommunications

Softkey International, Inc., 144A convertible senior notes 5 1/2s, 2000 Computer software

Safeguard Scientifics, Inc., 144A convertible subordinated notes 6s, 2006 Computer services

Kmart Financing I, $3.875 convertible cumulative preferred
Retail

Lomak Petroleum, Inc., 144A convertible subordinated debenture 6s, 2007 Oil and gas

Apache Corp., 144A convertible subordinated debenture 6s, 2002
Oil and gas

Calenergy Capital Trust, $3.125 convertible preferred
Electric utilities

International Paper Co., $2.625 convertible preferred
Paper and forest products

Equity Residential Property Series E, $1.75 convertible preferred
Real Estate

Roche Holdings, Inc., 144A convertible unsuboridnated LYON zero %, 2010 (Switzerland)
Pharmaceuticals

Footnote reads:
These holdings represent 8.0% of the fund's net assets as of 10/31/97. Portfolio holdings will vary over time.

Our cheapness and change approach also keeps us attentive to industries in the midst of consolidation or reorganization. This year the aerospace industry has been particularly active in this regard. In addition to owning stock in Lockheed Martin, we also acquired a position in a convertible issue from Hexcel, a manufacturing conglomerate. This company came to our attention following its acquisition of several divisions that larger aerospace companies had spun off into subsidiary companies. Hexcel develops and manufactures carbon fibers, industrial fabrics, and other lightweight composite materials for use in components of aircraft parts. Hexcel is now a highly efficient producer, thanks to extensive internal restructuring. We bought the convertible during the summer and it has enjoyed strong appreciation.

* CONVERTIBLE SECURITIES BECOMING MORE POPULAR; FUND REMAINS INSISTENT
  ON VALUE

Although our shareholders should think of this fund as part of the equity portion of their portfolios, we still like to note some of the technical factors affecting the convertibles sector. As evidence of the growing popularity of convertibles, there has recently been a steady increase in issuance. While this trend indicates a healthy market, it also prompts us to be even more selective in our purchases. We have noticed that many of the new issues do not offer the sort of value we require, so we have been focusing more of our energy in the secondary market.

* ECONOMIC OUTLOOK REMAINS POSITIVE

The generally positive returns for both stocks and bonds this year have made it a good year for convertibles as well. Like the economy as a whole, your fund has been enjoying the best of both worlds with robust growth and generally falling interest rates. While we have been able to find attractive values over most of the past year and are optimistic about fiscal 1998, no one can predict when this environment may change -- which is why we believe our value-oriented approach continues to make sense for so many conservative growth and income investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with capital conservation as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                          Class A         Class B         Class M
(inception date)         (6/29/72)       (7/15/93)       (3/13/95)
                        NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------
1 year                22.86%  15.78%  21.89%  16.89%  22.24%  17.94%
------------------------------------------------------------------------
5 years              107.29   95.41   99.57   97.57  101.82   94.74
Annual average        15.70   14.34   14.82   14.59   15.08   14.26
------------------------------------------------------------------------
10 years             270.70  249.36  241.46  241.46  249.80  237.59
Annual average        14.00   13.33   13.07   13.07   13.34   12.94
------------------------------------------------------------------------
Annual average
(life of fund)        12.70   12.44   11.65   11.65   11.93   11.77
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/97

                                                          Lehman Bros.
                                           S&P 500         Corporate
                                            Index         Bond Index*
------------------------------------------------------------------------
1 year                                       32.10%           9.26%
------------------------------------------------------------------------
5 years                                     147.06           50.56
Annual average                               19.83            8.53
------------------------------------------------------------------------
10 years                                    387.00          161.17
Annual average                               17.15           10.07
------------------------------------------------------------------------
Annual average (life of fund)                13.06              --
------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Footnote reads:
*Inception date of index was 12/31/72.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/87

Fund's class A shares at POP          $34,936
Lehman Bros. Corp. Bond Index         $26,117
S&P 500 Index                         $48,700

                                 Lehman
            Fund's                Bros.
           class A    S&P 500  Corp. Bond
            shares     Index     Index
           -------    -------  ----------
10/31/87      9425     10000     10000
10/31/88     10687     11490     11326
10/31/89     12279     14520     12730
10/31/90     10258     13432     13274
10/31/91     14264     17932     15613
10/31/92     16854     19713     17349
10/31/93     20518     22632     19979
10/31/94     20895     23506     18944
10/31/95     23899     29714     22506
10/31/96     28437     36869     23908
10/31/97     34936     48700     26117

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $34,146 and no contingent deferred sales charges would apply; a $10,000 investment in the funds's class M shares would have been valued at $34,980 ($33,759 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97

                               Class A        Class B      Class M
------------------------------------------------------------------------
Distributions (number)            4              4            4
------------------------------------------------------------------------
Income                         $0.930         $0.780       $0.833
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                       0.906768       0.906768     0.906768
------------------------------------------------------------------------
Short-term                      0.667232       0.667232     0.667232
------------------------------------------------------------------------
  Total                        $2.504         $2.354       $2.407
------------------------------------------------------------------------
Share value:                 NAV     POP       NAV       NAV     POP
------------------------------------------------------------------------
10/31/96                   $21.24  $22.54    $21.09    $21.14  $21.91
------------------------------------------------------------------------
10/31/97                    23.22   24.64     23.01     23.08   23.92
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend
rate1                         4.13%   3.90%     3.48%     3.67%   3.55%
------------------------------------------------------------------------
Current 30-day SEC yield2     4.16    3.92      3.49      3.69    3.56
------------------------------------------------------------------------

Footnote reads:
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                         Class A         Class B         Class M
(inception date)       (6/29/72)       (7/15/93)       (3/13/95)
                       NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
1 year                27.25%  19.91%  26.28%  21.28%  26.63%  22.21%
------------------------------------------------------------------------
5 years              114.56  102.18  106.58  104.58  109.00  101.73
Annual average        16.50   15.12   15.62   15.39   15.89   15.07
------------------------------------------------------------------------
10 years             201.81  184.42  177.99  177.99  184.79  174.75
Annual average        11.68   11.02   10.77   10.77   11.03   10.64
------------------------------------------------------------------------
Annual average
 (life of fund)       12.87   12.61   11.82   11.82   12.10   11.94
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Corporate Bond Index* is an unmanaged list of corporate bonds.

Footnote reads:
* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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Report of independent accountants
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Convertible Income-Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Fund, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Fund as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 12, 1997



Portfolio of investments owned
October 31, 1997


CONVERTIBLE BONDS AND NOTES (45.0%) *
PRINCIPAL AMOUNT                                                                                        VALUE

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------
$      3,750,000  Rohr, Inc. cv. sub. notes 7s, 2012                                           $    3,693,750
       3,810,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                       3,810,000
                                                                                               --------------
                                                                                                    7,503,750

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------
       2,800,000  Atlantic Coast Airlines 144A cv. sub. notes 7s, 2004                              3,514,000
       2,919,000  World Airways, Inc. 144A cv. sub. deb. 8s, 2004                                   2,860,620
                                                                                               --------------
                                                                                                    6,374,620

Automotive (1.4%)
-------------------------------------------------------------------------------------------------------------
      10,090,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                    6,331,475
       3,700,000  Magna International cv. sub. deb. 5s, 2002                                        4,717,500
       3,750,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                        3,356,250
JPY  400,000,000  Toyota Motor Corp. cv. deb. 1.2s,
                  1998 (Japan)                                                                      5,767,790
                                                                                               --------------
                                                                                                   20,173,015

Banks (0.6%)
-------------------------------------------------------------------------------------------------------------
       2,089,000  Banamex S.A. (Nassau Branch) 144A cv. jr. sub. notes
                    11s, 2003 (Bahamas)                                                             2,141,225
         380,000  Banco Nationale de Mexico 144A cv. co. guaranty
                    7s, 1999 (Bahamas)                                                                361,000
       7,000,000  Mitsubishi Bank Ltd. International Finance
                    cv. trust guaranteed notes 3s, 2002 (Bermuda)                                   6,755,000
                                                                                               --------------
                                                                                                    9,257,225

Basic Industrial Products (0.6%)
-------------------------------------------------------------------------------------------------------------
       7,750,000  Thermo Electron Corp. 144A cv. sub. 4 1/4s, 2003                                  8,718,750

Broadcasting (0.3%)
-------------------------------------------------------------------------------------------------------------
       4,350,000  International Cabletel, Inc. 144A cv. sub. deb.
                    7 1/4s, 2005                                                                    4,801,313

Building and Construction (0.7%)
-------------------------------------------------------------------------------------------------------------
       4,000,000  American Residential Services, Inc. cv. sub. notes
                    7 1/4s, 2004                                                                    3,660,000
       4,500,000  Continental Homes Holding cv. sub. notes
                    6 7/8s, 2002                                                                    6,058,125
                                                                                               --------------
                                                                                                    9,718,125
Business Equipment and Services (2.1%)
-------------------------------------------------------------------------------------------------------------
         750,000  Career Horizons, Inc. cv. bonds 7s, 2002                                          1,925,625
      10,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    8,700,000
       1,000,000  Corporate Express, Inc. 144A cv. notes
                    4 1/2s, 2000                                                                      870,000
       7,006,000  Maxtor Corp. cv. sub. deb. 5 3/4s, 2012                                           4,834,140
       6,000,000  National Data Corp. cv. sub. notes 5s, 2003                                       5,902,500
         750,000  U.S. Office Products Co. cv. sub notes 5 1/2s, 2003                                 703,125
       7,190,000  U.S. Office Products Co. 144A cv. sub. notes
                    5 1/2s, 2003                                                                    7,028,225
                                                                                               --------------
                                                                                                   29,963,615

Cellular Communications (0.5%)
-------------------------------------------------------------------------------------------------------------
       5,300,000  3Com Corp. cv. sub. notes 10 1/4s, 2001                                           6,810,500

Computer Services (1.2%)
-------------------------------------------------------------------------------------------------------------
      11,625,000  Safeguard Scientifics, Inc. 144A cv. sub. notes
                    6s, 2006                                                                       12,671,229
       4,620,000  System Software Associates, Inc. cv. sub. notes
                    7s, 2002                                                                        4,504,500
                                                                                               --------------
                                                                                                   17,175,729

Computer Software (0.9%)
-------------------------------------------------------------------------------------------------------------
         750,000  MacNeal-Schwendler cv. sub. deb. 7 7/8s, 2004                                       754,688
      14,000,000  Softkey International, Inc. 144A cv. sr. notes
                    5 1/2s, 2000                                                                   12,810,000
                                                                                               --------------
                                                                                                   13,564,688

Computers (1.3%)
-------------------------------------------------------------------------------------------------------------
       5,850,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                      5,213,813
       4,000,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                             5,520,000
       6,590,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                    5,832,150
       2,500,000  Synoptics Communications, Inc. 144A cv. sub.
                    deb. 5 1/4s, 2003                                                               2,421,875
                                                                                               --------------
                                                                                                   18,987,838

Conglomerates (0.9%)
--------------------------------------------------------------------------------------------------------------
       1,400,000  Dart & Kraft Finance N.V. cv. co. guaranty
                    Ser. WW, 7 3/4s, 1998                                                           5,141,500
       3,800,000  Hexcel Corp. cv. sub. notes 7s, 2003                                              6,802,000
       1,500,000  Samsung Heavy Industries cv. deb. 10 1/2s, 2009                                   1,575,000
                                                                                               --------------
                                                                                                   13,518,500

Consumer Non Durables (0.6%)
-------------------------------------------------------------------------------------------------------------
       1,625,000  BEC Group, Inc. cv. sub. notes 144A 8s, 2002 [2 DBL. DAGGERS]                     1,365,000
       7,835,000  Standard Commercial Corp. cv. sub. deb.
                    7 1/4s, 2007                                                                    7,090,675
                                                                                               --------------
                                                                                                    8,455,675
Consumer Services (3.0%)
-------------------------------------------------------------------------------------------------------------
      36,350,000  Boston Chicken, Inc. cv. notes LYON
                    zero %, 2015                                                                    7,542,625
       6,290,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004                                   5,260,013
       6,928,000  Comcast Corp. cv. notes 1 1/8s, 2007                                              4,459,900
       2,425,000  Einstein/Noah Bagel Corp. 144A cv. sub. deb.
                    7 1/4s, 2004                                                                    1,961,219
       6,800,000  Fine Host Corp. 144A cv. sub. notes 5s, 2004                                      6,324,000
      20,150,000  Hollinger, Inc. cv. LYON zero %, 2013                                             7,732,563
         280,000  Pharmaceutical Marketing Services, Inc. cv. notes
                    6 1/4s, 2003                                                                      236,600
       6,625,000  Pharmaceutical Marketing Services, Inc. 144A
                    cv. deb. 6 1/4s, 2003                                                           5,697,500
       3,725,000  Protection One Alarm, Inc. cv. sr. sub. notes
                    6 3/4s, 2003                                                                    4,316,344
                                                                                               --------------
                                                                                                   43,530,764

Electronic Components and Instruments (2.7%)
-------------------------------------------------------------------------------------------------------------
       1,500,000  Cirrus Logic, Inc. 144A cv. sub. notes 6s, 2003                                   1,336,875
       2,035,000  Dovatron International cv. sub. notes 6s, 2002                                    2,950,750
       4,750,000  HMT Technology Corp. 144A cv. sub. notes
                    5 3/4s, 2004                                                                    4,607,500
       2,700,000  Lernout & Hauspie Speech Products N.V. 144A
                    cv. sub. notes 8s, 2001 (Belgium)                                               6,696,000
       1,205,000  Photronics, Inc. cv. sub. notes 6s, 2004                                          1,275,794
       3,291,000  Solectron Corp. 144A cv. sub. notes 6s, 2006                                      4,315,324
       5,200,000  Thermo Instrument Systems, Inc. 144A cv. deb.
                    4 1/2s, 2003                                                                    5,434,000
       1,215,000  Thermo Instruments Systems 144A cv. co.
                    guaranty 3 3/4s, 2000                                                           2,580,356
       3,425,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                        3,904,500
         275,000  Thermo Optek Corp. cv. bonds 5s, 2000                                               313,500
       4,425,000  Thermo Quest Corp. 144A cv. co. guaranty
                    5s, 2000                                                                        5,127,469
                                                                                               --------------
                                                                                                   38,542,068

Electronics and Electrical Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------
       2,000,000  Checkpoint Systems, Inc. 144A cv. sub. deb.
                    5 1/4s, 2005                                                                    2,095,000
      11,565,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                    9,165,263
       3,940,000  Richardson Electronics, Ltd. cv. sr. sub. deb
                    8 1/4s, 2006                                                                    3,580,475
       2,385,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                         1,973,588
         730,000  Sanmina Corp. 144A cv. sub. notes 5 1/2s, 2002                                    1,941,800
       3,165,000  SCI Systems, Inc. cv. sub. notes 5s, 2006                                         5,847,338
                                                                                               --------------
                                                                                                   24,603,464

Entertainment (0.2%)
-------------------------------------------------------------------------------------------------------------
       3,000,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                           3,390,000

Environmental Control (1.3%)
-------------------------------------------------------------------------------------------------------------
       3,100,000  OHM Corp. cv. sub. deb. 8s, 2006                                                  3,057,375
       1,000,000  Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                   1,016,250
       3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb.
                    4 5/8s, 2003                                                                    3,580,475
       2,600,000  USA Waste Services, Inc. cv. sub. notes 4s, 2002                                  2,736,500
       9,378,000  WMX Technologies, Inc. cv. sub. notes 2s, 2005                                    7,783,740
                                                                                               --------------
                                                                                                   18,174,340

Food (0.3%)
-------------------------------------------------------------------------------------------------------------
       2,500,000  Chiquita Brands International cv. deb. 7s, 2001                                   2,362,500
       2,400,000  Chiquita Brands International, Inc. 144A cv. sub.
                     deb 7s, 2001                                                                   2,268,000
                                                                                               --------------
                                                                                                    4,630,500

Food and Beverages (0.3%)
-------------------------------------------------------------------------------------------------------------
       3,850,000  Grand Metropolitan PLC cv. unsub. deb. 6 1/2s, 2000
                     (United Kingdom)                                                               4,985,750

Health Care (1.2%)
-------------------------------------------------------------------------------------------------------------
       5,700,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                         5,436,375
         500,000  Quantum Health Resources, Inc. cv. sub. deb.
                    4 3/4s, 2000                                                                      463,750
       5,000,000  Renal Treatment Centers, Inc. cv. sub. notes
                    5 5/8s, 2006                                                                    5,637,500
       3,235,000  Renal Treatment Centers, Inc. 144A cv. sub. notes
                    5 5/8s, 2006                                                                    3,647,463
       2,350,000  Rotech Medical Corp. 144A cv. sub. deb.
                    5 1/4s, 2003                                                                    2,335,313
                                                                                               --------------
                                                                                                   17,520,401

Hospital Management and Medical Services (1.7%)
-------------------------------------------------------------------------------------------------------------
       3,000,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                                  3,607,500
       1,850,000  DRS Technologies, Inc. 144A cv. sub. deb. 9s, 2003                                2,756,500
       4,270,000  Integrated Health Services, Inc. cv. sub. deb. 6s, 2003                           4,648,963
       4,500,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                        3,960,000
       4,395,000  Sun Healthcare Group, Inc. 144A cv. sub. 6s, 2004                                 4,653,206
       1,750,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                                   1,739,063
       3,310,000  U.S. Diagnostic Laboratories, Inc. 144A cv. sub.
                    deb. 9s, 2003                                                                   3,243,800
                                                                                               --------------
                                                                                                   24,609,032

Insurance and Finance (1.6%)
-------------------------------------------------------------------------------------------------------------
       5,500,000  Mutual Risk Management 144A cv. sub.
                    deb. zero %, 2015                                                               3,169,375
       5,000,000  NAC Re Corp. cv. deb. 5 1/4s, 2002                                                5,412,500
       3,065,000  Pioneer Financial Services, Inc. cv. sub. notes
                    6 1/2s, 2003                                                                    5,095,563
      13,550,000  USF&G Corp. cv. sub. notes zero %, 2009                                           8,976,875
                                                                                               --------------
                                                                                                   22,654,313
Lodging (0.2%)
-------------------------------------------------------------------------------------------------------------
       3,000,000  ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                         2,973,750

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------
       3,000,000  Thermo Fibertek, Inc. 144A cv. co. guaranty
                     4 1/2s, 2004                                                                   3,127,500

Medical Management Services (0.2%)
-------------------------------------------------------------------------------------------------------------
       3,500,000  Continucare Corp. 144A cv. sub. notes 8s, 2002                                    3,500,000

Medical Supplies and Devices (0.6%)
------------------------------------------------------------------------------------------------------------
       2,000,000  Phoenix Shannon 144A cv. sr. sub. notes 9 1/2s,
                    2000 +                                                                            600,000
       2,000,000  Thermo Cardiosystems, Inc. 144A cv. co. guaranty
                    4 3/4s, 2004                                                                    2,020,000
         385,000  Uromed Corp. cv. sub. 6s, 2003                                                      275,756
       5,615,000  Uromed Corp. 144A cv. sub. notes 6s, 2003                                         4,021,744
       1,000,000  Ventritex, Inc. cv. sub. notes 5 3/4s, 2001                                       1,133,750
                                                                                               --------------
                                                                                                    8,051,250

Metals and Mining (0.3%)
-------------------------------------------------------------------------------------------------------------
       4,169,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                            4,299,797

Office Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------
       6,500,000  U.S. Office Products Co. cv. sub. notes 5 1/2s, 2003                              6,175,000

Oil and Gas (3.8%)
-------------------------------------------------------------------------------------------------------------
       6,500,000  Aker Maritime cv. deb. 5 1/4s, 2002                                               7,410,000
       8,200,000  Apache Corp. 144A cv. sub. deb. 6s, 2002                                         11,193,000
       9,680,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                11,374,000
       5,500,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                   6,545,000
         850,000  Pennzoil Co. cv. deb. 4 3/4s, 2003                                                1,190,000
       2,500,000  Pennzoil Co. cv. sub. deb. 6 1/2s, 2003                                           4,896,875
       1,075,000  Pride Petroleum Services, Inc. cv. sub. deb.
                    6 1/4s, 2006                                                                    3,043,594
       1,500,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                      1,507,500
       6,910,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                      7,601,000
                                                                                               --------------
                                                                                                   54,760,969

Oil and Gas Pipelines (0.1%)
-------------------------------------------------------------------------------------------------------------
       1,050,000  SFP Pipeline Holdings, Inc. cv. variable rate exch.
                  deb. 10.42s, 2010 [2 DBL. DAGGERS]                                                1,739,063

Paper and Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------
       6,750,000  Stone Container Corp. cv. sr. sub. notes 8 7/8s, 2000                             8,454,375
       2,500,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                  2,087,500
                                                                                               --------------
                                                                                                   10,541,875

Pharmaceuticals (2.7%)
-------------------------------------------------------------------------------------------------------------
      19,265,000  Alza Corp. cv. sub. LYON zero %, 2014                                             8,187,625
         990,000  Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                              794,475
       3,890,000  Nabi, Inc. 144A cv. sub. notes 6 1/2s, 2003                                       3,073,100
       2,500,000  NeXstar Pharmaceuticals, Inc. 144A cv. sub. deb.
                    6 1/4s, 2000                                                                    2,681,250
      19,830,000  Roche Holdings, Inc. 144A cv. unsub. LYON
                    zero %, 2010 (Switzerland)                                                      9,964,575
       5,425,000  Sandoz Capital BVI Ltd. 144A cv. co. guaranty
                    2s, 2002 (Switzerland)                                                          8,069,688
       3,000,000  Sepracor, Inc. 144A cv. sub. deb. 7s, 2002                                        5,677,500
                                                                                               --------------
                                                                                                   38,448,213

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------
       3,600,000  Thomas Nelson, Inc. 144A cv. sub. notes
                    5 3/4s, 1999                                                                    3,514,500

Real Estate (0.7%)
-------------------------------------------------------------------------------------------------------------
       1,200,000  Alexander Haagen Properties cv. sub. deb.
                     Ser. A, 7 1/2s, 2001 (R)                                                       1,194,000
       1,985,000  Camden Property Trust cv. sub. deb. 7.33s, 2001 (R)                               2,488,694
       1,410,000  LTC Properties, Inc. cv. sub. deb. 7 3/4s, 2002 (R)                               1,732,538
       3,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                3,923,438
                                                                                               --------------
                                                                                                    9,338,670

Recreation (0.2%)
-------------------------------------------------------------------------------------------------------------
       2,211,000  Speedway Motorsports, Inc. 144A cv. sub. notes
                    5 3/4s, 2003                                                                    2,199,945

Retail (2.9%)
-------------------------------------------------------------------------------------------------------------
       8,010,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                6,808,500
       5,650,000  Federated Department Stores, Inc. cv. notes
                    5s, 2003                                                                        7,684,000
       8,385,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                 8,510,775
      12,000,000  Office Depot, Inc. cv. LYON zero %, 2007                                          7,785,000
       4,065,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                  6,595,463
       4,600,000  Sunglass Hut International, Inc. 144A cv. sub. notes
                    5 1/4s, 2003                                                                    3,553,500
                                                                                               --------------
                                                                                                   40,937,238

Satellite Services (0.3%)
-------------------------------------------------------------------------------------------------------------
       4,000,000  Gilat Satellite Networks Ltd. cv. sub. notes 6 1/2s,
                    2004 (Israel)                                                                   3,950,000

Semiconductors (1.8%)
-------------------------------------------------------------------------------------------------------------
       7,550,000  Integrated Device Technology, Inc. cv. sub. notes
                    5 1/2s, 2002                                                                    6,417,500
       3,030,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                    6 1/4s, 2004                                                                    2,681,550
       6,050,000  Lam Research Corp. 144A cv. sub. notes 5s, 2002                                   5,255,938
       3,600,000  National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                3,910,500
       4,580,000  Trikon Technologies, Inc. 144A cv. notes 7 1/8s, 2001                             2,290,000
       4,500,000  Xilinx, Inc. 144A cv. sub. notes 5 1/4s, 2002                                     4,466,250
                                                                                               --------------
                                                                                                   25,021,738

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------
       5,000,000  Halter Marine Group, Inc. 144A cv. sub. notes
                    4 1/2s, 2004                                                                    6,287,500

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------
       2,000,000  Inacom Corp. cv. sub. deb. 4 1/2s, 2004                                           2,005,000
       1,250,000  International CableTel, Inc. cv. sub. notes 7s, 2008                              1,210,938
       1,000,000  MIDCOM Communications, Inc. cv. sub. notes
                    8 1/4s, 2003                                                                      746,250
       4,525,000  MIDCOM Communications, Inc. 144A cv. sub.
                    deb. 8 1/4s, 2003                                                               3,376,781
      25,100,000  Rogers Communications cv. deb. 2s, 2005 (Canada)                                 14,840,375
                                                                                               --------------
                                                                                                   22,179,344

Telephone Services (0.3%)
-------------------------------------------------------------------------------------------------------------
       4,400,000  SmarTalk Teleservices, Inc. 144A cv. sub. notes
                    5 3/4s, 2004                                                                    4,603,500

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------
       2,000,000  Dixie Group, Inc. (The) cv. deb. 7s, 2012                                         1,790,000

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------
GBP    3,300,000  British Airport Authority 144A cv. bonds 5 3/4s,
                    2006 (United Kingdom)                                                           5,941,708
       4,500,000  Continental Airlines, Inc. cv. sub. deb.
                    6 3/4s, 2006                                                                    6,980,625
       3,350,000  Offshore Logistics, Inc. 144A cv. sub. notes
                    6s, 2003                                                                        3,902,750
                                                                                               --------------
                                                                                                   16,825,083
                                                                                               --------------
                  Total Convertible Bonds and Notes
                    (cost $601,806,442)                                                        $  647,928,910

COMMON STOCKS (27.9%) *
NUMBER OF SHARES                                                                                        VALUE

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------
         100,000  Boeing Co.                                                                   $    4,787,500
          45,000  Lockheed Martin Corp.                                                             4,277,813
                                                                                               --------------
                                                                                                    9,065,313

Aluminum (0.5%)
-------------------------------------------------------------------------------------------------------------
         100,000  Aluminum Co. of America                                                           7,300,000

Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------
          95,000  Ford Motor Co.                                                                    4,150,313
          70,000  General Motors Corp.                                                              4,493,125
                                                                                               --------------
                                                                                                    8,643,438

Automotive Parts (0.1%)
-------------------------------------------------------------------------------------------------------------
          37,653  Federal-Mogul Corp.                                                               1,593,193

Banks (3.8%)
-------------------------------------------------------------------------------------------------------------
          84,000  Banc One Corp.                                                                    4,378,500
          41,500  Bankers Trust New York Corp.                                                      4,897,000
          35,000  Chase Manhattan Corp.                                                             4,038,125
          50,000  Comerica, Inc.                                                                    3,953,125
          24,800  CoreStates Financial Corp.                                                        1,804,200
          55,000  First Chicago NBD Corp.                                                           4,001,250
          75,000  First of America Bank Corp.                                                       4,181,250
         100,000  Fleet Financial Group, Inc.                                                       6,431,250
          63,000  Keycorp                                                                           3,854,813
          35,000  Morgan (J.P.) & Co., Inc.                                                         3,841,250
          69,000  NationsBank Corp.                                                                 4,131,375
         110,000  PNC Bank Corp.                                                                    5,225,000
          59,000  Washington Mutual, Inc.                                                           4,037,813
                                                                                               --------------
                                                                                                   54,774,951

Basic Industrial Products (0.5%)
-------------------------------------------------------------------------------------------------------------
          90,000  Deere (John) & Co.                                                                4,736,250
          60,000  General Signal Corp.                                                              2,407,500
                                                                                               --------------
                                                                                                    7,143,750

Building Products (0.2%)
-------------------------------------------------------------------------------------------------------------
          41,291  Southdown, Inc.                                                                   2,286,489

Business Services and Equipment (0.9%)
------------------------------------------------------------------------------------------------------------
          72,000  IBM Corp.                                                                         7,060,500
          76,000  Xerox Corp.                                                                       6,027,750
                                                                                               --------------
                                                                                                   13,088,250

Chemicals (0.7%)
------------------------------------------------------------------------------------------------------------
          45,000  Dow Chemical Co.                                                                  4,083,750
         105,000  du Pont (E.I.) de Nemours & Co., Ltd.                                             5,971,875
                                                                                               --------------
                                                                                                   10,055,625

Computer Software (0.4%)
-------------------------------------------------------------------------------------------------------------
          72,000  Computer Associates International, Inc.                                           5,368,500

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------
          76,000  Cooper Industries, Inc.                                                           3,961,500
          45,000  Minnesota Mining & Manufacturing Co.                                              4,117,500
          75,000  TRW, Inc.                                                                         4,293,750
                                                                                               --------------
                                                                                                   12,372,750

Consumer Non-Durables (1.5%)
-------------------------------------------------------------------------------------------------------------
          30,000  Clorox Co.                                                                        2,100,000
          50,000  Colgate-Palmolive Co.                                                             3,237,500
         110,000  Kimberly-Clark Corp.                                                              5,713,125
         190,000  Philip Morris Cos., Inc.                                                          7,528,750
          80,000  Universal Corp.                                                                   3,075,000
                                                                                               --------------
                                                                                                   21,654,375

Electric Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------
          79,000  Duke Energy Corp.                                                                 3,811,750

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------
         124,999  MagneTek, Inc. +                                                                  2,539,042

Electronics and Electrical Equipment (1.2%)
-------------------------------------------------------------------------------------------------------------
          70,000  Emerson Electric Co.                                                              3,670,625
         105,000  Hewlett-Packard Co.                                                               6,477,188
         140,000  Micron Technology, Inc.                                                           3,753,750
          65,000  Motorola, Inc.                                                                    4,013,750
                                                                                               --------------
                                                                                                   17,915,313

Environmental Control (0.2%)
-------------------------------------------------------------------------------------------------------------
         112,000  Browning-Ferris Industries, Inc.                                                  3,640,000

Food and Beverages (1.6%)
-------------------------------------------------------------------------------------------------------------
          91,000  Anheuser-Busch Cos., Inc.                                                         3,634,313
          60,000  General Mills, Inc.                                                               3,960,000
          90,000  Heinz (H.J.) Co.                                                                  4,179,375
         100,000  PepsiCo, Inc.                                                                     3,681,250
          70,000  Sara Lee Corp.                                                                    3,578,750
         160,000  Whitman Corp.                                                                     4,200,000
                                                                                               --------------
                                                                                                   23,233,688

Health Care (0.4%)
-------------------------------------------------------------------------------------------------------------
         110,000  Baxter International, Inc.                                                        5,087,500

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------
          90,000  United Healthcare Corp.                                                           4,168,125

Hospital Management (0.3%)
-------------------------------------------------------------------------------------------------------------
         140,000  Tenet Healthcare Corp. +                                                          4,278,750

Insurance and Finance (1.8%)
-------------------------------------------------------------------------------------------------------------
          55,000  Aetna, Inc.                                                                       3,908,438
          78,000  American General Corp.                                                            3,978,000
          78,000  AON Corp.                                                                         4,207,125
          45,000  CIGNA Corp.                                                                       6,986,250
          88,000  Federal National Mortgage Association                                             4,262,500
         105,000  USF&G Corp.                                                                       2,126,250
                                                                                               --------------
                                                                                                   25,468,563

Office and Industrial (0.3%)
-------------------------------------------------------------------------------------------------------------
         100,000  Beacon Properties Corp. (R)                                                       4,212,500

Oil and Gas (2.9%)
-------------------------------------------------------------------------------------------------------------
          57,857  Amoco Corp.                                                                       5,304,764
          44,000  British Petroleum PLC ADR (United Kingdom)                                        3,861,000
          87,000  Elf Aquitane ADR (France)                                                         5,372,250
         100,000  Exxon Corp.                                                                       6,143,750
          60,000  Kerr-McGee Corp.                                                                  4,053,750
          60,000  Mobil Corp.                                                                       4,368,750
          50,000  Occidental Petroleum Corp.                                                        1,393,750
          72,000  Royal Dutch Petroleum Co. PLC ADR
                    (Netherlands)                                                                   3,789,000
          90,000  Tosco Corp.                                                                       2,970,000
          75,000  Total Corp. ADR (France)                                                          4,162,500
                                                                                               --------------
                                                                                                   41,419,514

Paper and Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------
         100,000  International Paper Co.                                                           4,500,000
          66,000  Temple Inland, Inc.                                                               3,786,750
          94,000  Weyerhaeuser Co.                                                                  4,488,500
                                                                                               --------------
                                                                                                   12,775,250

Pharmaceuticals (0.4%)
-------------------------------------------------------------------------------------------------------------
          65,000  Merck & Co., Inc.                                                                 5,801,250

Pharmaceuticals and Biotechnology (1.1%)
-------------------------------------------------------------------------------------------------------------
          60,000  American Home Products Corp.                                                      4,447,500
          70,000  Bristol-Myers Squibb Co.                                                          6,142,500
         150,000  Pharmacia & Upjohn, Inc.                                                          4,762,500
                                                                                               --------------
                                                                                                   15,352,500

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------
          60,000  McGraw-Hill, Inc.                                                                 3,922,500

Railroad (0.3%)
-------------------------------------------------------------------------------------------------------------
          66,000  Union Pacific Corp.                                                               4,042,500

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------
          15,000  LTC Properties, Inc. (R)                                                            303,750

Recreation (0.3%)
-------------------------------------------------------------------------------------------------------------
         189,068  WMS Industries, Inc.                                                              4,596,716

Retail (1.6%)
-------------------------------------------------------------------------------------------------------------
          65,000  Dayton Hudson Corp.                                                               4,082,813
         220,000  Kmart Corp. +                                                                     2,901,250
         180,000  Lowe's Cos., Inc.                                                                 7,492,500
          47,000  Penney (J.C.) Co., Inc.                                                           2,758,313
          77,352  Proffitt's, Inc. +                                                                2,219,036
         115,000  Toys R Us +                                                                       3,917,188
                                                                                               --------------
                                                                                                   23,371,100

Savings and Loans (0.3%)
-------------------------------------------------------------------------------------------------------------
          79,000  Ahmanson (H.F.) & Co.                                                             4,661,000

Semiconductors (0.4%)
-------------------------------------------------------------------------------------------------------------
          70,000  Intel Corp.                                                                       5,390,000

Telephone Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------
          90,000  American Telephone & Telegraph Co.                                                4,404,375
          78,760  Bell Atlantic Corp.                                                               6,290,955
          74,452  SBC Communications, Inc.                                                          4,737,009
          85,000  Sprint Corp.                                                                      4,420,000
                                                                                               --------------
                                                                                                   19,852,339

Transportation (0.6%)
-------------------------------------------------------------------------------------------------------------
          43,000  Burlington Northern Santa Fe Corp.                                                4,085,000
          46,000  Delta Air Lines, Inc.                                                             4,634,500
                                                                                               --------------
                                                                                                    8,719,500

Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------
         100,000  Cinergy Corp.                                                                     3,300,000
                                                                                               --------------
                  Total Common Stocks (cost $313,688,368)                                      $  401,209,784

CONVERTIBLE PREFERRED STOCKS (24.1%) *
NUMBER OF SHARES                                                                                        VALUE

Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------
          70,000  Kaman Corp. $3.25 cv. pfd.                                                   $    4,935,000

Automotive Parts (0.2%)
-------------------------------------------------------------------------------------------------------------
          90,000  Walbro Capital Trust $2.00 cv. pfd.                                               2,576,250

Banks (1.5%)
-------------------------------------------------------------------------------------------------------------
          80,800  Banc One Corp. Ser. C, $3.50 cv. pfd.                                             8,115,350
          78,050  Sovereign Bancorp, Inc. $3.125 cv. cum. pfd.                                      8,312,325
          81,350  Union Planters Corp. Ser. E, $2.00 cv. pfd.                                       5,969,056
                                                                                               --------------
                                                                                                   22,396,731

Basic Industrial Products (0.3%)
-------------------------------------------------------------------------------------------------------------
          35,040  Case Corp. Ser. A, $4.50 cv. pfd.                                                 5,021,232

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------
          62,000  Chancellor Broadcasting Corp. 144A $3.50 cv. pfd.                                 5,107,250
         147,500  Sinclair Broadcast Group, Inc. $2.73 cv. pfd.                                     7,264,375
         276,000  Triathlon Broadcasting Co. $0.945 cv. pfd.                                        2,794,500
                                                                                               --------------
                                                                                                   15,166,125

Building and Construction (0.2%)
-------------------------------------------------------------------------------------------------------------
          80,000  Beazer Homes USA, Inc. Ser. A, $2.00 cv. pfd.                                     2,320,000

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------
         150,000  Tele-Communications (TCI Group)
                    Ser. A, $2.125 cv. pfd.                                                         8,325,000

Communications (0.3%)
-------------------------------------------------------------------------------------------------------------
          72,000  Evergreen Media Corp. 144A $3.00 cv. pfd.                                         4,455,000

Computer Services (0.5%)
-------------------------------------------------------------------------------------------------------------
         143,457  Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                    7,549,425

Computers (0.5%)
-------------------------------------------------------------------------------------------------------------
         200,500  Vanstar Corp. 144A $3.375 cv. pfd.                                                7,869,625

Consumer Non Durables (0.4%)
-------------------------------------------------------------------------------------------------------------
          96,075  Fieldcrest Cannon Ser. A, $3.00 cv. pfd.                                          5,428,238

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------
         169,000  Calenergy Capital Trust $3.125 cv. cum. pfd.                                     10,837,125

Entertainment (1.0%)
-------------------------------------------------------------------------------------------------------------
         159,100  Metromedia International Group, Inc. $3.625
                    cv. cum. pfd.                                                                   8,153,875
         132,870  Station Casinos, Inc. $3.50 cv. pfd.                                              5,796,454
                                                                                               --------------
                                                                                                   13,950,329

Environmental Control (0.3%)
-------------------------------------------------------------------------------------------------------------
         150,000  Browning-Ferris Industries, Inc. $2.58 cv. pfd.                                   4,800,000

Financial Services (0.6%)
-------------------------------------------------------------------------------------------------------------
         136,643  Finova Finance Trust $2.75 cv. cum. pfd.                                          8,335,223

Food (0.6%)
-------------------------------------------------------------------------------------------------------------
         125,300  Chiquita Brands International, Inc. Ser. B,
                    $3.75 cv. pfd.                                                                  7,995,706

Hospital Management (0.5%)
-------------------------------------------------------------------------------------------------------------
         311,600  MedPartners, Inc. $1.44 cv. pfd.                                                  7,634,200

Information Systems (0.2%)
-------------------------------------------------------------------------------------------------------------
          62,500  Vanstar Financial Trust Corp. $3.375 cv. pfd.                                     2,437,500

Insurance and Finance (2.6%)
-------------------------------------------------------------------------------------------------------------
          84,700  Aetna, Inc. $4.758 cv. pfd.                                                       6,077,225
         119,849  American Bankers Insurance Group, Inc.
                    Ser. B, $3.125 cv. pfd.                                                         9,468,071
         140,500  American General Delaware Corp. $3.00
                    cv. cum. pfd.                                                                   9,343,250
          31,700  American Heritage Life Investment Corp.
                    $4.25 cv. pfd.                                                                  1,791,050
          83,700  Penncorp Financial Group, Inc. 144A $3.50 cv.pfd.                                 4,561,650
          78,400  St. Paul Capital LLC $3.00 cv. cum. pfd.                                          5,488,000
                                                                                               --------------
                                                                                                   36,729,246

Metals and Mining (1.5%)
-------------------------------------------------------------------------------------------------------------
          70,000  Amax Gold, Inc. Ser. B, $3.75 cv. pfd.                                            3,517,500
         346,800  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                  8,756,700
          90,400  Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                             3,616,000
          70,000  Timet Capital Trust I 144A $3.313 cv. pfd.                                        3,640,000
          30,645  Titanium Metals Corp. $3.375 cv. pfd.                                             1,593,540
                                                                                               --------------
                                                                                                   21,123,740

Oil and Gas (3.2%)
-------------------------------------------------------------------------------------------------------------
          77,000  Devon Financing Trust $3.25 cv. pfd.                                              6,275,500
          65,000  Grant Geophysical, Inc. $2.438 cv. pfd.                                             300,625
          60,000  Lomak Petroleum, Inc. 144A $2.875 cv. pfd.                                        3,037,500
          30,000  Lomak Petroleum, Inc. 144A $2.03 cv. pfd.                                         1,500,000
         100,580  Neuvo Energy Ser. A, $2.875 cv. pfd.                                              5,029,000
         146,100  Occidental Petroleum Corp. 144A $3.875 cv. pfd.                                   9,076,463
          75,505  Tejas Gas Corp. $2.625 cv. cum. pfd.                                              5,323,103
         167,500  Tosco Financing Trust 144A $2.875 cv. pfd.                                        9,694,063
         109,900  Unocal Capital Trust $3.125 cv. cum. pfd.                                         6,415,413
                                                                                               --------------
                                                                                                   46,651,667
Packaging and Containers (0.1%)
-------------------------------------------------------------------------------------------------------------
          49,200  Crown Cork & Seal Co., Inc. $1.885 cv. pfd.                                       2,134,050

Paper and Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------
         202,700  International Paper Co. $2.625 cv. pfd.                                          10,287,025

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------
          35,000  Golden Books Family Entertainment, Inc.
                    $4.375 cv. cum. pfd.                                                            1,841,875
         100,000  Houghton Mifflin Co. $4.08 cv. pfd.                                               2,700,000
                                                                                               --------------
                                                                                                    4,541,875

Real Estate (2.3%)
-------------------------------------------------------------------------------------------------------------
         351,200  Equity Residential Property Ser. E, $1.75 cv. pfd.                               10,009,200
         146,000  Insignia Financial Group, Inc. 144A $3.25 cv. pfd.                                7,354,750
          53,500  Oasis Residential, Inc. Ser. A, $2.25 cv. pfd. (R)                                1,300,719
          65,000  Rouse Co. Ser. B, $3.00 cv. pfd. (R)                                              3,055,000
         195,000  Security Capital Pacific Trust Ser. A, $1.75 cv. pfd.                             5,971,875
          74,490  Tanger Factory Outlet Centers $1.802 cv. pfd. (R)                                 2,011,230
          42,300  Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                  2,760,075
                                                                                               --------------
                                                                                                   32,462,849

Retail (1.5%)
-------------------------------------------------------------------------------------------------------------
         195,000  Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                      9,384,375
         204,600  Kmart Financing I $3.875 cv. cum. pfd.                                           11,649,413
                                                                                               --------------
                                                                                                   21,033,788

Savings and Loans (0.7%)
-------------------------------------------------------------------------------------------------------------
          82,000  Ahmanson (H.F.) & Co. $3.00 cv. pfd.                                              9,922,000

Telecommunications (0.5%)
-------------------------------------------------------------------------------------------------------------
         113,000  Airtouch Communications, Inc. Ser. C,
                  $2.125 cv. pfd.                                                                   6,780,000

Telephone Services (0.3%)
-------------------------------------------------------------------------------------------------------------
         116,000  Intermedia Communications, Inc. Ser. D,
                     $1.75 cv. pfd.                                                                 3,770,000

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------
         127,000  DIMON, Inc. $3.25 cv. pfd.                                                        3,175,000

Transportation (0.5%)
-------------------------------------------------------------------------------------------------------------
         105,100  Hvide Capital Trust 144A $3.25 cv. pfd.                                           7,041,700
                                                                                               --------------
                  Total Convertible Preferred Stocks
                  (cost $313,712,374)                                                          $  347,685,649




WARRANTS (--%) * + (cost $89,869)                                             EXPIRATION
NUMBER OF WARRANTS                                                            DATE                      VALUE
-------------------------------------------------------------------------------------------------------------
          13,826  Security Capital Group                                     9/18/98           $       66,538

FOREIGN GOVERNMENT BONDS AND NOTES (0.4%)* (cost $5,088,000)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
$      5,100,000  Italy (Government of) cv. notes 5s, 2001 (Italy)                             $    5,457,000

CORPORATE BONDS AND NOTES (0.3%)* (cost $3,210,625)
PRINCIPAL AMOUNT VALUE
-------------------------------------------------------------------------------------------------------------
$      2,500,000  Siemens Capital Corp. co. guaranty (with attached warrants)
                  8s, 2002 (Germany)                                                           $    4,300,000

SHORT-TERM INVESTMENTS (1.9%) * (cost $28,071,405)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
      28,067,000  Interest in $269,350,000 joint repurchase agreement dated October 31, 1997 with SBC Warburg due
                    November 3, 1997 with respect to various
                    U.S. Treasury obligations -- maturity value of
                    $28,080,215 for an effective yield of 5.65%                                $   28,071,405
-------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $1,265,667,083) ***                                  $1,434,719,286
-------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $1,440,352,273.

*** The aggregate identified cost on a tax basis is $1,265,826,747,resulting in gross unrealized appreciation and depreciation of $210,265,337 and $41,372,798, respectively, or net unrealized appreciation of $168,892,539.

  + Non-income-producing security.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

(R) Real Estate Investment Trust.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR after the name of a foreign holding stands for American
    Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.



----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1997
                                 Market     Aggregate Face    Delivery      Unrealized
                                  Value          Value          Date       Appreciation
----------------------------------------------------------------------------------------
Japanese Yen                   $3,412,266     $4,042,341      1/28/98         $630,075
----------------------------------------------------------------------------------------





Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,265,667,083) (Note 1)                                            $1,434,719,286
---------------------------------------------------------------------------------------------------
Cash                                                                                      4,383,697
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                10,502,410
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    4,145,522
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           10,801,978
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              630,075
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            472,008
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,465,654,976

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        29,770
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         21,366,186
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  860,790
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,084,767
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  283,416
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               23,096
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,662
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      486,628
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      166,388
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        25,302,703
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,440,352,273

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,140,543,089
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (630,075)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                              130,756,981
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                   169,682,278
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,440,352,273

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,168,469,878 divided by 50,317,688 shares)                                                $23.22
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $23.22)*                                      $24.64
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($257,162,985 divided by 11,175,584 shares)**                                                $23.01
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,719,410 divided by 637,689 shares)                                                      $23.08
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $23.08)*                                      $23.92
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                              $ 33,777,418
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $64,197)                                               23,269,904
--------------------------------------------------------------------------------------------------
Total investment income                                                                 57,047,322
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         7,310,176
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,047,827
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          43,865
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            23,090
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,603,618
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,015,964
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       87,604
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     73,123
--------------------------------------------------------------------------------------------------
Registration fees                                                                           41,673
--------------------------------------------------------------------------------------------------
Auditing                                                                                    50,360
--------------------------------------------------------------------------------------------------
Legal                                                                                       15,764
--------------------------------------------------------------------------------------------------
Postage                                                                                    160,295
--------------------------------------------------------------------------------------------------
Other                                                                                       89,822
--------------------------------------------------------------------------------------------------
Total expenses                                                                          14,563,181
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (704,850)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            13,858,331
--------------------------------------------------------------------------------------------------
Net investment income                                                                   43,188,991
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       133,967,022
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency translation (Note 1)                                 513,684
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                                 (96,637)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              73,816,565
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                208,200,634
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $251,389,625
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                               Year ended October 31
                                                                                         -----------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   43,188,991     $   37,114,720
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                   134,480,706         79,062,109
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                    73,719,928         45,277,440
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    251,389,625        161,454,269
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (40,930,205)       (39,696,713)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (6,775,056)        (4,495,021)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (414,757)          (207,655)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                              (2,870,230)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (475,100)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (29,085)                --
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (66,832,559)       (27,754,648)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (11,391,471)        (3,021,352)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (700,350)           (80,667)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       267,640,833        131,834,466
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            388,611,645        218,032,679

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,051,740,628        833,707,949
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $630,075 and $4,736,917, respectively)                                     $1,440,352,273     $1,051,740,628
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $21.24           $19.42           $19.09           $20.38           $17.60
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .78 (c)          .81 (c)          .85              .81              .87
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.70             2.70             1.60             (.46)            2.87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.48             3.51             2.45              .35             3.74
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.87)            (.98)            (.96)            (.74)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.06)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.57)            (.71)           (1.16)            (.90)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.50)           (1.69)           (2.12)           (1.64)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $23.22           $21.24           $19.42           $19.09           $20.38
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           22.86            18.99            14.38             1.84            21.74
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,168,470         $898,486         $756,645         $697,946         $707,969
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.03             1.06             1.16              .96              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.56             3.99             4.64             4.16             4.55
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              70.74            61.43            69.52            48.37            66.63
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                 Year ended October 31                     to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $21.09           $19.30           $19.00           $20.35           $19.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .63 (c)          .66 (c)          .69              .74              .23
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.64             2.68             1.61             (.55)             .82
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.27             3.34             2.30              .19             1.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.73)            (.84)            (.84)            (.66)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.05)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.57)            (.71)           (1.16)            (.88)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.35)           (1.55)           (2.00)           (1.54)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $23.01           $21.09           $19.30           $19.00           $20.35
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           21.89            18.14            13.54             1.00             5.43 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $257,163         $146,127          $75,309          $31,432           $4,439
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.78             1.81             1.91             1.71              .52 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.78             3.26             3.92             3.58              .91 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              70.74            61.43            69.52            48.37            66.63
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      March 13, 1995+
operating performance                                                                  Year ended October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $21.14           $19.37           $17.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .67 (c)         0.73 (c)          .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             3.67             2.65             1.64
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  4.34             3.38             2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.78)            (.90)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                        (1.57)            (.71)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (2.40)           (1.61)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $23.08           $21.14           $19.37
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             22.24            18.30            12.99 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $14,719           $7,128           $1,753
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.53             1.54             1.04 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              3.04             3.55             2.89 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0507           $.0508
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
October 31, 1997

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily, available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on zero coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of market discount and realized and unrealized gains and losses on forward foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1997, the fund reclassified $2,938,450 to decrease distributions in excess of net investment income and $331,018 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $2,607,432. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee,
administrative services,
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65%
of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter. Prior to February 20, 1997, any amount over $1.5 billion was based on 0.45%.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.
The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $704,850 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $1,183 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $334,044 and $14,946 from the sale of class A and class M shares, respectively and $209,400 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $12,459 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $1,036,423,394 and $841,625,882, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                      12,142,887     $265,281,015
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,574,214       95,070,612
------------------------------------------------------------
                                 16,717,101      360,351,627

Shares
repurchased                      (8,692,035)    (190,385,046)
------------------------------------------------------------
Net increase                      8,025,066     $169,966,581
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                       6,225,633     $126,621,311
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,946,646       58,192,170
------------------------------------------------------------
                                  9,172,279      184,813,481

Shares
repurchased                      (5,850,929)    (119,160,209)
------------------------------------------------------------
Net increase                      3,321,350     $ 65,653,272
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                       5,356,953     $116,465,127
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       721,404       14,907,349
------------------------------------------------------------
                                  6,078,357      131,372,476

Shares
repurchased                      (1,832,828)     (40,163,605)
------------------------------------------------------------
Net increase                      4,245,529     $ 91,208,871
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class B                            Shares           Amount
------------------------------------------------------------
Shares sold                       3,655,578     $ 74,061,724
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       303,647        5,977,026
------------------------------------------------------------
                                  3,959,225       80,038,750

Shares
repurchased                        (931,979)     (18,858,855)
------------------------------------------------------------
Net increase                      3,027,246     $ 61,179,895
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                            Shares           Amount
------------------------------------------------------------
Shares sold                         575,594     $ 12,484,454
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        48,222          997,306
------------------------------------------------------------
                                    623,816       13,481,760

Shares
repurchased                        (323,289)      (7,016,379)
------------------------------------------------------------
Net increase                        300,527     $  6,465,381
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class M                            Shares           Amount
------------------------------------------------------------
Shares sold                         330,113     $  6,691,625
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        12,651          252,193
------------------------------------------------------------
                                    342,764        6,943,818

Shares
repurchased                         (96,145)      (1,942,519)
------------------------------------------------------------
Net increase                        246,619     $  5,001,299
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $125,758,353 as capital gain dividends for its taxable year ended October 31, 1997.

The fund has designated 23.43% of the distributions fromnet investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.
Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Charles G. Pohl
Vice President and Fund Manager

Edward T. Shadek
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible-Income Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amountinvested.

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36865-008/223/920   12/97